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                                                                    Exhibit 10.2

                         TUMBLEWEED SOFTWARE CORPORATION

                             1993 STOCK OPTION PLAN

                           ADOPTED SEPTEMBER 30, 1993
                 APPROVED BY THE SHAREHOLDERS SEPTEMBER 30, 1993

                            AMENDED FEBRUARY 26, 1996
                 APPROVED BY THE SHAREHOLDERS FEBRUARY 26, 1996

                            AMENDED OCTOBER 15, 1996
                   APPROVED BY THE SHAREHOLDERS AUGUST 5, 1997

                           AMENDED SEPTEMBER 15, 1998
                  APPROVED BY THE SHAREHOLDERS OCTOBER 21, 1998

                              AMENDED MAY 24, 1999
                    APPROVED BY THE SHAREHOLDERS MAY 24, 1999

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock


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Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Tumbleweed Software Corporation, a California corporation.

         (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (h)      "DIRECTOR" means a member of the Board.



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         (i) "DISINTERESTED PERSON" means a Director: (i) who was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b- 3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (l) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:


                  (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

                  (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling



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prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p) "OPTION" means a stock option granted pursuant to the Plan.

         (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (r) "OPTIONED STOCK" means the common stock of the Company subject to an Option.

         (s) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

         (t) "PLAN" means this 1993 Stock Option Plan.

         (u) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.



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3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                  (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (3) To amend the Plan as provided in Section 11.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons if required by the provisions of subsection 3(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of



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the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

         (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate three million one hundred eighteen thousand five hundred (3,618,500) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.



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5.       ELIGIBILITY.

         (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

         (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

         (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option



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shall include (through incorporation of provisions hereof by reference in the
Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement in connection with the exercise of an Incentive Stock Option, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.


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         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.


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         (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option but only within such period of time as is determined by the Board, and only to the extent that the Optionee


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was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed three (3) months from the date of termination, which in no event shall be less than thirty (30) days) when the Option is granted. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.
         (i) DEATH OF OPTIONEE. In the event of the death of an optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired


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the right to exercise the Option by bequest or inheritance, but only to the extent the optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.


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         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (b) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement.

         (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the


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employ of the Company or any Affiliate (or to continue acting as a Director or
Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding


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under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (1) Increase the number of shares reserved for Options under the Plan;

                  (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                  (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code, comply with the stockholder approval requirements of
Section 162(m) of the Code or to comply with the requirements of Rule 16b-3.

         (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating


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to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock
Options granted under it into compliance therewith.

         (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 30, 2003. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.



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                             INCENTIVE STOCK OPTION


____________________, OPTIONEE:

         TUMBLEWEED SOFTWARE CORPORATION (the "Company"), pursuant to its 1993 Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is __________ (______). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:


NUMBER OF SHARES (INSTALLMENT)               DATE OF EARLIEST EXERCISE (VESTING)



         2. (a) The exercise price of this option is fifty cents ($0.50) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash (including check) at the time of exercise; or

                  (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on __________ (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

                  (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment (or such longer or shorter period, which in no event shall be less than six (6) months); or

                  (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

                  (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

                  (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

         However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

            (b) By exercising this option you agree that:

                  (i) the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (A) the exercise of this option;
(B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise;

                  (ii) you will notify the Company in writing within fifteen
(15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

                  (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (1) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (2) may be acquired by you within sixty (60) days of the Effective Date; (3) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(4) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

         9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the              .
                   -------------

                                     Very truly yours,

                                     TUMBLEWEED SOFTWARE CORPORATION



                                      By
                                         ---------------------------------------
                                          Duly authorized on behalf of the Board
                                          of Directors

ATTACHMENTS:
         1993 Stock Option Plan
         Notice of Exercise

 The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE
             ---------------------
                   (Initial)

         OTHER
              ------------------------------

              ------------------------------

              ------------------------------


                                                                  , OPTIONEE
                                               -------------------
                                               Address:
                                                        -------------------

                                                        -------------------

                               NOTICE OF EXERCISE



Tumbleweed Software Corporation
2010 Broadway, Suite 200
Redwood City, CA 94063
Date of Exercise:


Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

         Type of option (check one):     Incentive  / /        Nonstatutory  / /

         Stock option dated:                ________________________

         Number of shares as
         to which option is
         exercised:                         ________________________

         Certificates to be
         issued in name of:                 ________________________

         Total exercise price:              $_______________________

         Cash payment delivered
         herewith:                          $_______________________


         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1993 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                Very truly yours,



                               ------------------

                            NONSTATUTORY STOCK OPTION

__________________, Optionee:

         TUMBLEWEED SOFTWARE CORPORATION (the "Company"), pursuant to its 1993 Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is _______________ (_________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:


NUMBER OF SHARES (INSTALLMENT)               DATE OF EARLIEST EXERCISE (VESTING)










         2. (a) The exercise price of this option is ___________ ($_____) per share, being not less than 85% of the fair market value of the Common Stock on the date of grant of this option.


            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i) Payment of the exercise price per share in cash
(including check) at the time of exercise; or

                           (ii) Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on _______________, 20____ (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

                  (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment (or such longer or shorter period, which in no event shall be less than six (6) months); or

                  (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

                  (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

                  (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

                  However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to paragraph 6 of the Plan.

            (b) By exercising this option you agree that:

                  (i) the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                  (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

         9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.


         10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the _______ day of _______________, 1998.

                                            Very truly yours,

                                            TUMBLEWEED SOFTWARE CORPORATION



                                             By
                                               ---------------------------------
                                                Duly authorized on behalf
                                                of the Board of Directors
ATTACHMENTS:

          1993 Stock Option Plan
          Notice of Exercise

The undersigned:

          (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

          (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

          NONE
               --------------------
                    (Initial)

          OTHER
                --------------------------------

                --------------------------------

                --------------------------------


                                      ----------------------------------------
                                                           , OPTIONEE
                                      ---------------------

                                      Address:
                                                ------------------------------

                                                ------------------------------

                               NOTICE OF EXERCISE



Tumbleweed Software Corporation
2010 Broadway, Suite 200
Redwood City, CA 94063
Date of Exercise:


Ladies and Gentlemen:

          This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

          Type of option (check one):      Incentive  / /      Nonstatutory  / /

          Stock option dated:        ______________________

          Number of shares as
          to which option is
          exercised:                 ______________________

          Certificates to be
          issued in name of:         ______________________

          Total exercise price:     $______________________

          Cash payment delivered
          herewith:                 $______________________


          By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1993 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

          I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

          I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

          I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (I.E., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

          I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

          I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.


                                        Very truly yours,